Exhibit 99.1

News Release
One M&T Plaza, Buffalo, NY 14203	January 16, 2026

M&T Bank Corporation (NYSE:MTB) announces fourth quarter and full-year 2025 results
M&T Bank Corporation ("M&T" or "the Company") reports quarterly net income of $759 million or $4.67 of diluted earnings per common share and full-year net income of $2.85 billion or $17.00 of diluted earnings per common share.

(Dollars in millions, except per share data)	4Q25		3Q25		4Q24		2025		2024
Earnings Highlights
Net interest income	$1,779		$1,761		$1,728		$6,948		$6,852
Taxable-equivalent adjustment	11		12		12		44		50
Net interest income - taxable-equivalent	1,790		1,773		1,740		6,992		6,902
Provision for credit losses	125		125		140		505		610
Noninterest income	696		752		657		2,742		2,427
Noninterest expense	1,379		1,363		1,363		5,493		5,359
Net income	759		792		681		2,851		2,588
Net income available to common shareholders - diluted	718		754		644		2,699		2,449
Diluted earnings per common share	4.67		4.82		3.86		17.00		14.64
Return on average assets - annualized	1.41%	%	1.49%	%	1.28%	%	1.35%	%	1.23%	%
Return on average common shareholders' equity - annualized	10.87		11.45		9.75		10.27		9.54
Average Balance Sheet
Total assets	$212,891		$211,053		$211,853		$210,645		$211,220
Interest-bearing deposits at banks	17,964		17,739		23,602		18,767		27,244
Investment securities	36,705		36,559		33,679		35,778		30,755
Loans	137,600		136,527		135,723		136,103		134,717
Deposits	165,057		162,706		164,639		163,107		163,423
Borrowings	14,619		15,633		14,228		14,671		15,523
Selected Ratios
(Amounts expressed as a percent, except per share data)
Net interest margin	3.69%	%	3.68%	%	3.58%	%	3.67%	%	3.58%	%
Efficiency ratio (1)	55.1		53.6		56.8		56.0		56.9
Net charge-offs to average total loans - annualized	.54		.42		.47		.41		.41
Allowance for loan losses to total loans	1.53		1.58		1.61		1.53		1.61
Nonaccrual loans to total loans	.90		1.10		1.25		.90		1.25
Common equity Tier 1 ("CET1") capital ratio (2)	10.84		10.99		11.68		10.84		11.68
Common shareholders' equity per share	$173.49		$170.43		$160.90		$173.49		$160.90
(1) A reconciliation of non-GAAP measures is included in the tables that accompany this release.
(2) CET1 capital ratio at December 31, 2025 is estimated.

Financial Highlights
•Taxable-equivalent net interest income increased $17 million in the recent quarter as compared with the third quarter of 2025 reflecting loan and deposit growth.
•Average loans in the recent quarter reflect commercial and industrial, residential real estate and consumer loan growth, partially offset by a nominal reduction in the average balance of commercial real estate loans.
•Noninterest income reflects higher mortgage banking revenues and trust income in the recent quarter, more than offset by a $28 million distribution of an earnout payment related to the Company's 2023 sale of its Collective Investment Trust ("CIT") business, a $20 million distribution from M&T's investment in Bayview Lending Group LLC ("BLG") and a $12 million gain on the sale of equipment leases each in the third quarter of 2025.
•The increase in noninterest expense reflects higher professional and other services expense, partially offset by lower salaries and employee benefits expense. A decline in FDIC assessments resulting from a decrease in the FDIC's loss estimate associated with certain failed banks was offset by a $30 million contribution to The M&T Charitable Foundation.
•Reflecting better asset quality metrics and modestly improved macroeconomic forecasts, the allowance for loan losses as a percent of total loans declined 5 basis points to 1.53% at December 31, 2025.
•In 2025 M&T increased its quarterly dividend by 11%, repurchased 9% of its outstanding shares and grew tangible equity per common share by 7%. M&T's CET1 capital ratio is estimated to be 10.84% at December 31, 2025.

Chief Financial Officer Commentary
"M&T finished 2025 with another quarter of strong financial performance. For the full-year 2025, M&T achieved a 16% increase in diluted earnings per common share, meaningfully reduced its level of criticized loans and improved its efficiency ratio while continuing to expand and improve our capabilities. M&T's fundamentals remain strong, positioning the Company for growth as we enter the new year. As we close out 2025, I'd like to thank my colleagues for their unwavering commitment to our customers and the communities we serve."
- Daryl N. Bible, M&T's Chief Financial Officer

Contact:
Investor Relations: Rajiv Ranjan    716.842.5138
Steve Wendelboe    716.842.5138
Media Relations: Frank Lentini     929.651.0447

Fourth Quarter 2025 Results

Non-GAAP Measures (1)

(Dollars in millions, except per share data)	4Q25		3Q25		Change 4Q25 vs. 3Q25		4Q24		Change 4Q25 vs. 4Q24
Net operating income	$767		$798		-4%	%	$691		11%	%
Diluted net operating earnings per common share	4.72		4.87		-3		3.92		20
Annualized return on average tangible assets	1.49%	%	1.56%	%			1.35%	%
Annualized return on average tangible common equity	16.24		17.13				14.66
Efficiency ratio	55.1		53.6				56.8
Tangible equity per common share	$117.45		$115.31		2		$109.36		7

(1)A reconciliation of non-GAAP measures is included in the tables that accompany this release.
M&T consistently provides supplemental reporting of its results on a “net operating” or “tangible” basis, from which M&T excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill and core deposit and other intangible asset balances, net of applicable deferred tax amounts) and expenses associated with merging acquired operations into M&T (when incurred), since such items are considered by management to be “nonoperating” in nature.

For the year ended December 31, 2025, diluted net operating earnings per common share were $17.20, compared with $14.88 in 2024. Net operating income was $2.88 billion and $2.63 billion in 2025 and 2024, respectively. Expressed as an annualized rate of return on average tangible assets and average tangible common shareholders' equity, net operating income in 2025 was 1.43% and 15.36%, respectively, compared with 1.30% and 14.54%, respectively, in 2024.

Taxable-equivalent Net Interest Income

(Dollars in millions)	4Q25		3Q25		Change 4Q25 vs. 3Q25		4Q24		Change 4Q25 vs. 4Q24
Average earning assets	$192,366		$190,920		1%	%	$193,106		— %	%
Average interest-bearing liabilities	135,492		134,283		1		132,313		2
Net interest income - taxable-equivalent	1,790		1,773		1		1,740		3
Yield on average earning assets	5.46%	%	5.59%	%			5.60%	%
Cost of interest-bearing liabilities	2.51		2.71				2.94
Net interest spread	2.95		2.88				2.66
Net interest margin	3.69		3.68				3.58
Taxable-equivalent net interest income increased $17 million, or 1%, in the recent quarter as compared with the third quarter of 2025 and $50 million, or 3%, as compared with the year-earlier fourth quarter reflecting loan and deposit growth and favorable earning asset and interest-bearing liability repricing, including a reduction of the negative impact from interest rate swap agreements.

Taxable-equivalent net interest income increased $90 million, or 1%, for the full-year 2025 as compared with 2024 reflecting loan growth and favorable earning asset and interest-bearing liability repricing, including a reduction of the negative impact from interest rate swap agreements, as the net interest margin widened 9 basis points.

Fourth Quarter 2025 Results

Average Earning Assets

(Dollars in millions)	4Q25	3Q25	Change 4Q25 vs. 3Q25		4Q24	Change 4Q25 vs. 4Q24
Interest-bearing deposits at banks	$17,964	$17,739	1%	%	$23,602	-24%	%
Trading account	97	95	2		102	-5
Investment securities	36,705	36,559	—		33,679	9
Loans
Commercial and industrial	62,257	61,716	1		60,704	3
Real estate - commercial	24,101	24,353	-1		27,896	-14
Real estate - residential	24,765	24,359	2		23,088	7
Consumer	26,477	26,099	1		24,035	10
Total loans	137,600	136,527	1		135,723	1
Total earning assets	$192,366	$190,920	1		$193,106	—
Average earning assets increased $1.4 billion from the third quarter of 2025 reflecting loan growth and an increase in average interest-bearing deposits at banks. Contributing to the increase in average loans in the recent quarter were higher average commercial and industrial loans, including loans to motor vehicle and recreational finance dealers, residential real estate loans and consumer loans, predominantly recreational finance loans and home equity loans and lines of credit. Partially offsetting that loan growth was a decline in average commercial real estate loans of $252 million.
Average earning assets decreased $740 million from the fourth quarter of 2024. Average interest-bearing deposits at banks decreased $5.6 billion as liquidity was deployed into investment securities purchases and loan growth. The growth in average loans reflected higher average balances of commercial and industrial loans of $1.6 billion, including a rise in loans in the financial and insurance industry, an increase in average residential real estate loans of $1.7 billion and higher average consumer loans of $2.4 billion, reflecting a rise in average balances of recreational finance, automobile loans and home equity loans and lines of credit. Partially offsetting those increases in average loans was a $3.8 billion decline in average commercial real estate loans, reflecting payoffs.

Fourth Quarter 2025 Results

Average Interest-bearing Liabilities

(Dollars in millions)	4Q25	3Q25	Change 4Q25 vs. 3Q25		4Q24	Change 4Q25 vs. 4Q24
Interest-bearing deposits
Savings and interest-checking deposits	$107,287	$104,660	3%	%	$102,127	5%	%
Time deposits	13,586	13,990	-3		15,958	-15
Total interest-bearing deposits	120,873	118,650	2		118,085	2
Short-term borrowings	2,064	2,844	-27		2,563	-19
Long-term borrowings	12,555	12,789	-2		11,665	8
Total interest-bearing liabilities	$135,492	$134,283	1		$132,313	2
Average interest-bearing liabilities in the recent quarter rose $1.2 billion from the third quarter of 2025 reflecting growth in average savings and interest-checking deposits that reduced the use of higher cost funding from short-term borrowings from the FHLB of New York.
Average interest-bearing liabilities increased $3.2 billion from the fourth quarter of 2024, reflecting higher average interest-bearing deposits that included a $5.2 billion increase in average savings and interest-checking deposits, partially offset by lower average time deposits of $2.4 billion reflecting maturities. Average borrowings increased modestly.

Fourth Quarter 2025 Results

Provision for Credit Losses/Asset Quality

(Dollars in millions)	4Q25		3Q25		Change 4Q25 vs. 3Q25		4Q24		Change 4Q25 vs. 4Q24
At end of quarter
Nonaccrual loans	$1,252		$1,512		-17%	%	$1,690		-26%	%
Real estate and other foreclosed assets	35		37		-7		35		-1
Total nonperforming assets	1,287		1,549		-17		1,725		-25
Accruing loans past due 90 days or more (1)	561		432		30		338		66
Nonaccrual loans as % of loans outstanding	.90%	%	1.10%	%			1.25%	%

Allowance for loan losses	$2,116		$2,161		-2		$2,184		-3
Allowance for loan losses as % of loans outstanding	1.53%	%	1.58%	%			1.61%	%
Reserve for unfunded credit commitments	$80		$95		-16		$60		33

For the period
Provision for loan losses	$140		$110		27		$140		—
Provision for unfunded credit commitments	(15)		15		—		—		—
Total provision for credit losses	125		125		—		140		-11
Net charge-offs	185		146		28		160		16
Net charge-offs as % of average loans (annualized)	.54%	%	.42%	%			.47%	%

(1)Predominantly government-guaranteed residential real estate loans.
The provision for credit losses was $125 million in each of the fourth and third quarters of 2025 as compared with $140 million in 2024's final quarter. The provision for credit losses was $505 million in 2025 as compared with $610 million in 2024. The allowance for loan losses as a percent of loans outstanding decreased from 1.61% at December 31, 2024 to 1.58% at September 30, 2025 and 1.53% at December 31, 2025 reflecting lower levels of criticized loans, predominantly commercial real estate loans. For 2025 and 2024, net charge-offs totaled $553 million and $555 million, respectively, representing .41% of average loans outstanding for each period. Net charge-offs in the final quarter of 2025 reflected three charge-offs totaling $106 million, which had been previously identified by the Company.
Nonaccrual loans were $1.3 billion at December 31, 2025, compared with $1.5 billion at September 30, 2025 and $1.7 billion at December 31, 2024. The lower level of nonaccrual loans at the recent quarter end as compared with September 30, 2025 and December 31, 2024 predominantly reflects decreases in commercial and industrial and commercial real estate nonaccrual loans.

Fourth Quarter 2025 Results

Noninterest Income

(Dollars in millions)	4Q25	3Q25	Change 4Q25 vs. 3Q25		4Q24	Change 4Q25 vs. 4Q24
Mortgage banking revenues	$155	$147	5%	%	$117	32%	%
Service charges on deposit accounts	140	141	-1		131	6
Trust income	184	181	2		175	5
Brokerage services income	34	34	-1		30	9
Trading account and other non-hedging derivative gains	19	18	1		10	102
Gain (loss) on bank investment securities	1	1	—		18	-93
Other revenues from operations	163	230	-29		176	-7
Total	$696	$752	-7		$657	6
Noninterest income in the fourth quarter of 2025 decreased $56 million, or 7%, from 2025's third quarter.
•Mortgage banking revenues rose $8 million reflecting higher gains on sales of commercial mortgage loans.
•Trust income increased $3 million largely due to the Company's global capital markets business.
•Other revenues from operations decreased $67 million reflecting a $28 million distribution of an earnout payment related to the Company's 2023 sale of its CIT business, a $20 million distribution from M&T's investment in BLG and a $12 million gain on sale of equipment leases each in the third quarter of 2025.
Noninterest income rose $39 million, or 6%, as compared with the fourth quarter of 2024.
•Mortgage banking revenues increased $38 million predominantly due to a rise in residential mortgage loan servicing income and higher gains on sales of commercial mortgage loans.
•Service charges on deposit accounts increased $9 million reflecting higher commercial service charges.
•Trust income rose $9 million reflecting higher revenues from the Company's global capital markets and wealth advisory services businesses.
•Trading account and other non-hedging derivative gains increased $9 million reflecting an increase in revenues from interest rate swap transactions with commercial customers.
•The lower gain on bank investment securities reflects realized gains on the sales of Fannie Mae and Freddie Mac preferred securities in the fourth quarter of 2024.
•Other revenues from operations decreased $13 million reflecting a $23 million distribution from M&T's investment in BLG in the fourth quarter of 2024, partially offset by higher merchant discount and credit card fees and letter of credit and other credit-related fees in the recent quarter.

Noninterest income rose $315 million, or 13%, to $2.74 billion in 2025 as compared with $2.43 billion in 2024, reflecting higher mortgage banking revenues, service charges on deposit accounts, trust income and other revenues from operations. The increase in other revenues from operations included a $28 million distribution of an earnout payment related to the Company's 2023 sale of its CIT business, a $15 million gain on the sale of an out-of-footprint residential builder and developer loan portfolio, a $12 million gain on the sale of equipment leases, a $10 million gain on the sale of a subsidiary that specialized in institutional services each in 2025 and higher letter of credit and other credit-related fees, partially offset by higher distributions from M&T's investment in BLG in 2024.

Fourth Quarter 2025 Results

Noninterest Expense

(Dollars in millions)	4Q25	3Q25	Change 4Q25 vs. 3Q25		4Q24	Change 4Q25 vs. 4Q24
Salaries and employee benefits	$809	$833	-3%	%	$790	2%	%
Equipment and net occupancy	134	129	3		133	—
Outside data processing and software	146	138	6		125	18
Professional and other services	105	81	31		80	30
FDIC assessments	(8)	13	—		24	—
Advertising and marketing	32	23	39		30	7
Amortization of core deposit and other intangible assets	10	10	—		13	-24
Other costs of operations	151	136	12		168	-9
Total	$1,379	$1,363	1		$1,363	1
Noninterest expense rose $16 million, or 1%, from the third quarter of 2025.
•Salaries and employee benefits expense decreased $24 million reflecting lower severance-related and other employee benefit expenses.
•Outside data processing and software costs increased $8 million reflecting higher software maintenance expense and a write-off of certain capitalized project costs due to re-prioritization.
•Professional and other services expense rose $24 million reflecting legal and review costs.
•FDIC assessment expense reflects reductions of the estimated special assessment of $29 million in the recent quarter as compared with $8 million in the third quarter of 2025 resulting from decreases in the FDIC's loss estimates associated with certain failed banks.
•Advertising and marketing expense rose $9 million reflecting seasonal campaigns.
•Other costs of operations increased $15 million reflecting a $30 million contribution to The M&T Charitable Foundation, partially offset by a pension settlement gain of $8 million resulting from the purchase of annuities for plan participants that represented approximately $270 million of the Company's pension benefit obligation, each in the recent quarter, and an impairment of a renewable energy tax credit investment in the third quarter of 2025.
Noninterest expense increased $16 million, or 1%, from the fourth quarter of 2024.
•Salaries and employee benefits expense increased $19 million reflecting higher salaries expense from annual merit and other increases.
•Outside data processing and software costs rose $21 million reflecting costs associated with enhancements to the Company's technology infrastructure, cybersecurity and financial recordkeeping and reporting systems.
•Professional and other services expense increased $25 million reflecting legal and review costs.
•FDIC assessment expense declined $32 million reflecting a reduction of the estimated special assessment.
•Other costs of operations decreased $17 million reflecting vacated facility write-downs and a loss on the redemption of certain of M&T's trust preferred obligations each in the fourth quarter of 2024, partially offset by a $30 million contribution to The M&T Charitable Foundation in the recent quarter.

For the year ended December 31, 2025, noninterest expense aggregated $5.49 billion, up 2% from $5.36 billion in 2024. The $134 million increase in noninterest expenses reflected higher salaries and employee benefits expense, resulting from annual merit and other increases, an increase in medical benefits costs, severance-related costs and higher stock compensation expense, and a rise in outside data processing and software costs, partially offset by lower FDIC assessment expense.

Fourth Quarter 2025 Results

Income Taxes
The Company's effective income tax rate was 21.8% in the fourth quarter of 2025, compared with 22.8% in each of the third quarter of 2025 and the fourth quarter of 2024. The lower effective income tax rate in the recent quarter reflects a discrete income tax benefit of $8 million claimed on prior year tax returns. The Company's effective tax rates were 22.8% and 21.8% in 2025 and 2024, respectively. The increase in the effective income tax rate in 2025 as compared with 2024 reflects the recognition of a discrete tax benefit claimed on a prior year tax return and a net discrete tax benefit related to the resolution of an income tax matter inherited from the acquisition of People's United Financial, Inc. each in 2024, partially offset by the recent quarter discrete income tax benefit.

Capital and Liquidity

	4Q25			3Q25		4Q24
CET1	10.84%	%	(1)	10.99%	%	11.68%	%
Tier 1 capital	12.59		(1)	12.49		13.21
Total capital	14.43		(1)	14.35		14.73
Tangible capital – common	8.70			8.79		9.07

(1)Capital ratios at December 31, 2025 are estimated.
M&T's capital ratios remained well above the minimum set forth by regulatory requirements. Cash dividends declared on M&T's common and preferred stock totaled $230 million and $39 million, respectively, for the quarter ended December 31, 2025.
The CET1 capital ratio for M&T was estimated at 10.84% as of December 31, 2025. M&T's total risk-weighted assets at December 31, 2025 are estimated to be $161.9 billion.
M&T repurchased 2.7 million shares of its common stock in accordance with its capital plan during the recent quarter at an average cost per share of $183.30 resulting in a total cost, including the share repurchase excise tax, of $507 million, compared with 2.1 million and 1.0 million shares at an average cost per share of $193.46 and $206.70 and a total cost, including the share repurchase excise tax, of $409 million and $200 million in the third quarter of 2025 and the fourth quarter of 2024, respectively. Reflecting loan growth in the recent quarter M&T's tangible common equity to tangible asset ratio at December 31, 2025 decreased 9 basis points from September 30, 2025.
While not subject to the liquidity coverage ratio requirements ("LCR"), M&T estimates that its LCR on December 31, 2025 was 109%, exceeding the regulatory minimum standards that would be applicable if it were a Category III institution subject to the Category III reduced LCR requirements.

Conference Call
Investors will have an opportunity to listen to M&T's conference call to discuss fourth quarter financial results today at 8:00 a.m. Eastern Time. Those wishing to participate in the call may dial (800) 347-7315. International participants, using any applicable international calling codes, may dial (785) 424-1755. Callers should reference M&T Bank Corporation or the conference ID #MTBQ425. The conference call will be webcast live through M&T's website at https://ir.mtb.com/news-events/events-presentations. A replay of the call will be available through Friday January 23, 2026, by calling (800) 695-2185 or (402) 530-9028 for international participants. No conference ID or passcode is required. The event will also be archived and available by 3:00 p.m. today on M&T's website at https://ir.mtb.com/news-events/events-presentations.

About M&T
M&T is a financial holding company headquartered in Buffalo, New York. M&T's principal banking subsidiary, M&T Bank, provides banking products and services with a branch and ATM network spanning the eastern U.S. from Maine to Virginia and Washington, D.C. Trust-related services are provided in select markets in the U.S. and abroad by M&T's Wilmington Trust-affiliated companies and by M&T Bank. For more information on M&T Bank, visit www.mtb.com.

Fourth Quarter 2025 Results

Forward-Looking Statements
This news release and related conference call may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the rules and regulations of the SEC. Any statement that does not describe historical or current facts is a forward-looking statement, including statements based on current expectations, estimates and projections about M&T's business, and management's beliefs and assumptions.
Statements regarding the potential effects of events or factors specific to M&T and/or the financial industry as a whole, as well as national and global events generally, on M&T's business, financial condition, liquidity and results of operations may constitute forward-looking statements. Such statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond M&T's control.
Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," or "potential," by future conditional verbs such as "will," "would," "should," "could," or "may," or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict and may cause actual outcomes to differ materially from what is expressed or forecasted.
While there can be no assurance that any list of risks and uncertainties is complete, important factors that could cause actual outcomes and results to differ materially from those contemplated by forward-looking statements include the following, without limitation: economic conditions and growth rates, including inflation and market volatility; events, developments and current conditions in the financial services industry, including trust, brokerage and investment management businesses; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, loan concentrations by type and industry, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; levels of client deposits; ability to contain costs and expenses; changes in M&T's credit ratings; domestic or international political developments and other geopolitical events, including trade and tariff policies and international conflicts and hostilities; changes and trends in the securities markets; common shares outstanding and common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-, brokerage-, and investment management-related revenues; federal, state or local legislation and/or regulations affecting the financial services industry, or M&T and its subsidiaries individually or collectively, including tax policy; regulatory supervision and oversight, including monetary policy and capital requirements; governmental and public policy changes; political conditions, either nationally or in the states in which M&T and its subsidiaries do business; the initiation and outcome of potential, pending and future litigation, investigations and governmental proceedings, including tax-related examinations and other matters; operational risk events, including loss resulting from fraud by employees or persons outside M&T and breaches in data and cybersecurity; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board, regulatory agencies or legislation; increasing price, product and service competition by competitors, including new entrants; technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products and services; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition, divestment and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements.
These are representative of the factors that could affect the outcome of the forward-looking statements. In addition, as noted, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, and other factors.
M&T provides further detail regarding these risks and uncertainties in its Form 10-K for the year ended December 31, 2024, including in the Risk Factors section of such report, as well as in other SEC filings. Forward-looking statements speak only as of the date they are made, and M&T assumes no duty and does not undertake to update forward-looking statements.

Fourth Quarter 2025 Results
Financial Highlights

	Three Months Ended						Year Ended
	December 31,						December 31,
(Dollars in millions, except per share, shares in thousands)	2025		2024		Change		2025		2024		Change
Performance
Net income	$759		$681		12%	%	$2,851		$2,588		10%	%
Net income available to common shareholders	718		644		11		2,699		2,449		10
Per common share:
Basic earnings	4.71		3.88		21		17.10		14.71		16
Diluted earnings	4.67		3.86		21		17.00		14.64		16
Cash dividends	1.50		1.35		11		5.70		5.35		7
Common shares outstanding:
Average - diluted (1)	153,712		166,969		-8		158,791		167,319		-5
Period end (2)	151,840		165,526		-8		151,840		165,526		-8
Return on (annualized):
Average total assets	1.41%	%	1.28%	%			1.35%	%	1.23%	%
Average common shareholders' equity	10.87		9.75				10.27		9.54
Taxable-equivalent net interest income	$1,790		$1,740		3		$6,992		$6,902		1
Yield on average earning assets	5.46%	%	5.60%	%			5.52%	%	5.74%	%
Cost of interest-bearing liabilities	2.51		2.94				2.66		3.17
Net interest spread	2.95		2.66				2.86		2.57
Contribution of interest-free funds	.74		.92				.81		1.01
Net interest margin	3.69		3.58				3.67		3.58
Net charge-offs to average total net loans (annualized)	.54		.47				.41		.41
Net operating results (3)
Net operating income	$767		$691		11		$2,883		$2,630		10
Diluted net operating earnings per common share	4.72		3.92		20		17.20		14.88		16
Return on (annualized):
Average tangible assets	1.49%	%	1.35%	%			1.43%	%	1.30%	%
Average tangible common equity	16.24		14.66				15.36		14.54
Efficiency ratio	55.1		56.8				56.0		56.9

	At December 31,
Loan quality	2025		2024		Change
Nonaccrual loans	$1,252		$1,690		-26%	%
Real estate and other foreclosed assets	35		35		-1
Total nonperforming assets	$1,287		$1,725		-25
Accruing loans past due 90 days or more (4)	$561		$338		66
Government guaranteed loans included in totals above:
Nonaccrual loans	$83		$69		20
Accruing loans past due 90 days or more	543		318		71
Nonaccrual loans to total loans	.90%	%	1.25%	%
Allowance for loan losses to total loans	1.53		1.61
Additional information
Period end common stock price	$201.48		$188.01		7
Domestic banking offices	942		955		-1
Full time equivalent employees	22,080		22,101		—

(1) Includes common stock equivalents.
(2) Includes common stock issuable under deferred compensation plans.
(3) Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 17.
(4) Predominantly government-guaranteed residential real estate loans.

Fourth Quarter 2025 Results
Financial Highlights, Five Quarter Trend

	Three Months Ended
	December 31,		September 30,		June 30,		March 31,		December 31,
(Dollars in millions, except per share, shares in thousands)	2025		2025		2025		2025		2024
Performance
Net income	$759		$792		$716		$584		$681
Net income available to common shareholders	718		754		679		547		644
Per common share:
Basic earnings	4.71		4.85		4.26		3.33		3.88
Diluted earnings	4.67		4.82		4.24		3.32		3.86
Cash dividends	1.50		1.50		1.35		1.35		1.35
Common shares outstanding:
Average - diluted (1)	153,712		156,553		160,005		165,047		166,969
Period end (2)	151,840		154,518		156,532		162,552		165,526
Return on (annualized):
Average total assets	1.41%	%	1.49%	%	1.37%	%	1.14%	%	1.28%	%
Average common shareholders' equity	10.87		11.45		10.39		8.36		9.75
Taxable-equivalent net interest income	$1,790		$1,773		$1,722		$1,707		$1,740
Yield on average earning assets	5.46%	%	5.59%	%	5.51%	%	5.52%	%	5.60%	%
Cost of interest-bearing liabilities	2.51		2.71		2.71		2.70		2.94
Net interest spread	2.95		2.88		2.80		2.82		2.66
Contribution of interest-free funds	.74		.80		.82		.84		.92
Net interest margin	3.69		3.68		3.62		3.66		3.58
Net charge-offs to average total net loans (annualized)	.54		.42		.32		.34		.47
Net operating results (3)
Net operating income	$767		$798		$724		$594		$691
Diluted net operating earnings per common share	4.72		4.87		4.28		3.38		3.92
Return on (annualized):
Average tangible assets	1.49%	%	1.56%	%	1.44%	%	1.21%	%	1.35%	%
Average tangible common equity	16.24		17.13		15.54		12.53		14.66
Efficiency ratio	55.1		53.6		55.2		60.5		56.8

	December 31,		September 30,		June 30,		March 31,		December 31,
Loan quality	2025		2025		2025		2025		2024
Nonaccrual loans	$1,252		$1,512		$1,573		$1,540		$1,690
Real estate and other foreclosed assets	35		37		30		34		35
Total nonperforming assets	$1,287		$1,549		$1,603		$1,574		$1,725
Accruing loans past due 90 days or more (4)	$561		$432		$496		$384		$338
Government guaranteed loans included in totals above:
Nonaccrual loans	83		71		75		69		69
Accruing loans past due 90 days or more	543		403		450		368		318
Nonaccrual loans to total loans	.90%	%	1.10%	%	1.16%	%	1.14%	%	1.25%	%
Allowance for loan losses to total loans	1.53		1.58		1.61		1.63		1.61
Additional information
Period end common stock price	$201.48		$197.62		$193.99		$178.75		$188.01
Domestic banking offices	942		942		941		955		955
Full time equivalent employees	22,080		22,383		22,590		22,291		22,101

(1) Includes common stock equivalents.
(2) Includes common stock issuable under deferred compensation plans.
(3) Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 18.
(4) Predominantly government-guaranteed residential real estate loans.

Fourth Quarter 2025 Results
Condensed Consolidated Statement of Income

	Three Months Ended				Year Ended
	December 31,				December 31,
(Dollars in millions)	2025	2024	Change		2025	2024	Change
Interest income	$2,637	$2,707	-3%	%	$10,486	$11,026	-5%	%
Interest expense	858	979	-12		3,538	4,174	-15
Net interest income	1,779	1,728	3		6,948	6,852	1
Provision for credit losses	125	140	-11		505	610	-17
Net interest income after provision for credit losses	1,654	1,588	4		6,443	6,242	3
Other income
Mortgage banking revenues	155	117	32		550	436	26
Service charges on deposit accounts	140	131	6		551	514	7
Trust income	184	175	5		724	675	7
Brokerage services income	34	30	9		131	121	8
Trading account and other non-hedging derivative gains	19	10	102		58	39	48
Gain (loss) on bank investment securities	1	18	-93		2	10	-82
Other revenues from operations	163	176	-7		726	632	15
Total other income	696	657	6		2,742	2,427	13
Other expense
Salaries and employee benefits	809	790	2		3,342	3,162	6
Equipment and net occupancy	134	133	—		525	512	2
Outside data processing and software	146	125	18		558	492	14
Professional and other services	105	80	30		356	344	3
FDIC assessments	(8)	24	—		50	146	-66
Advertising and marketing	32	30	7		102	104	-2
Amortization of core deposit and other intangible assets	10	13	-24		42	53	-21
Other costs of operations	151	168	-9		518	546	-5
Total other expense	1,379	1,363	1		5,493	5,359	2
Income before taxes	971	882	10		3,692	3,310	12
Income taxes	212	201	5		841	722	16
Net income	$759	$681	12%	%	$2,851	$2,588	10%	%

Fourth Quarter 2025 Results
Condensed Consolidated Statement of Income, Five Quarter Trend

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in millions)	2025	2025	2025	2025	2024
Interest income	$2,637	$2,680	$2,609	$2,560	$2,707
Interest expense	858	919	896	865	979
Net interest income	1,779	1,761	1,713	1,695	1,728
Provision for credit losses	125	125	125	130	140
Net interest income after provision for credit losses	1,654	1,636	1,588	1,565	1,588
Other income
Mortgage banking revenues	155	147	130	118	117
Service charges on deposit accounts	140	141	137	133	131
Trust income	184	181	182	177	175
Brokerage services income	34	34	31	32	30
Trading account and other non-hedging derivative gains	19	18	12	9	10
Gain (loss) on bank investment securities	1	1	—	—	18
Other revenues from operations	163	230	191	142	176
Total other income	696	752	683	611	657
Other expense
Salaries and employee benefits	809	833	813	887	790
Equipment and net occupancy	134	129	130	132	133
Outside data processing and software	146	138	138	136	125
Professional and other services	105	81	86	84	80
FDIC assessments	(8)	13	22	23	24
Advertising and marketing	32	23	25	22	30
Amortization of core deposit and other intangible assets	10	10	9	13	13
Other costs of operations	151	136	113	118	168
Total other expense	1,379	1,363	1,336	1,415	1,363
Income before taxes	971	1,025	935	761	882
Income taxes	212	233	219	177	201
Net income	$759	$792	$716	$584	$681

Fourth Quarter 2025 Results
Condensed Consolidated Balance Sheet

	December 31,
(Dollars in millions)	2025	2024	Change
ASSETS
Cash and due from banks	$1,701	$1,909	-11%	%
Interest-bearing deposits at banks	17,068	18,873	-10
Trading account	97	101	-4
Investment securities	36,649	34,051	8
Loans:
Commercial and industrial	63,548	61,481	3
Real estate - commercial	23,819	26,764	-11
Real estate - residential	24,874	23,166	7
Consumer	26,461	24,170	9
Total loans	138,702	135,581	2
Less: allowance for loan losses	2,116	2,184	-3
Net loans	136,586	133,397	2
Goodwill	8,465	8,465	—
Core deposit and other intangible assets	64	94	-32
Other assets	12,880	11,215	15
Total assets	$213,510	$208,105	3%	%

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$46,509	$46,020	1%	%
Interest-bearing deposits	120,400	115,075	5
Total deposits	166,909	161,095	4
Short-term borrowings	2,149	1,060	103
Long-term borrowings	10,911	12,605	-13
Accrued interest and other liabilities	4,364	4,318	1
Total liabilities	184,333	179,078	3
Shareholders' equity:
Preferred	2,834	2,394	18
Common	26,343	26,633	-1
Total shareholders' equity	29,177	29,027	1
Total liabilities and shareholders' equity	$213,510	$208,105	3%	%

Fourth Quarter 2025 Results
Condensed Consolidated Balance Sheet, Five Quarter Trend

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in millions)	2025	2025	2025	2025	2024
ASSETS
Cash and due from banks	$1,701	$1,950	$2,128	$2,109	$1,909
Interest-bearing deposits at banks	17,068	16,751	19,297	20,656	18,873
Trading account	97	95	93	96	101
Investment securities	36,649	36,864	35,568	35,137	34,051
Loans:
Commercial and industrial	63,548	61,887	61,660	60,596	61,481
Real estate - commercial	23,819	24,046	24,567	25,867	26,764
Real estate - residential	24,874	24,662	24,117	23,284	23,166
Consumer	26,461	26,379	25,772	24,827	24,170
Total loans	138,702	136,974	136,116	134,574	135,581
Less: allowance for loan losses	2,116	2,161	2,197	2,200	2,184
Net loans	136,586	134,813	133,919	132,374	133,397
Goodwill	8,465	8,465	8,465	8,465	8,465
Core deposit and other intangible assets	64	74	84	93	94
Other assets	12,880	12,265	12,030	11,391	11,215
Total assets	$213,510	$211,277	$211,584	$210,321	$208,105

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$46,509	$44,994	$47,485	$49,051	$46,020
Interest-bearing deposits	120,400	118,432	116,968	116,358	115,075
Total deposits	166,909	163,426	164,453	165,409	161,095
Short-term borrowings	2,149	2,059	2,071	1,573	1,060
Long-term borrowings	10,911	12,928	12,380	10,496	12,605
Accrued interest and other liabilities	4,364	4,136	4,155	3,852	4,318
Total liabilities	184,333	182,549	183,059	181,330	179,078
Shareholders' equity:
Preferred	2,834	2,394	2,394	2,394	2,394
Common	26,343	26,334	26,131	26,597	26,633
Total shareholders' equity	29,177	28,728	28,525	28,991	29,027
Total liabilities and shareholders' equity	$213,510	$211,277	$211,584	$210,321	$208,105

Fourth Quarter 2025 Results
Condensed Consolidated Average Balance Sheet and Annualized Taxable-equivalent Rates

	Three Months Ended									Change in Balance				Year Ended
	December 31,			September 30,			December 31,			December 31, 2025 from				December 31,						Change
	2025			2025			2024			September 30,		December 31,		2025			2024			in
(Dollars in millions)	Balance	Rate		Balance	Rate		Balance	Rate		2025		2024		Balance	Rate		Balance	Rate		Balance
ASSETS
Interest-bearing deposits at banks	$17,964	3.98%	%	$17,739	4.43%	%	$23,602	4.80%	%	1%	%	-24%	%	$18,767	4.35%	%	$27,244	5.33%	%	-31%	%
Trading account	97	3.42		95	3.48		102	3.37		2		-5		96	3.45		102	3.42		-6
Investment securities (1)	36,705	4.17		36,559	4.13		33,679	3.88		—		9		35,778	4.03		30,755	3.64		16
Loans:
Commercial and industrial	62,257	6.22		61,716	6.45		60,704	6.56		1		3		61,520	6.36		58,871	6.90		4
Real estate - commercial	24,101	6.21		24,353	6.35		27,896	6.25		-1		-14		25,004	6.26		30,271	6.32		-17
Real estate - residential	24,765	4.60		24,359	4.59		23,088	4.45		2		7		24,001	4.54		23,056	4.36		4
Consumer	26,477	6.58		26,099	6.60		24,035	6.65		1		10		25,578	6.58		22,519	6.63		14
Total loans	137,600	6.00		136,527	6.14		135,723	6.17		1		1		136,103	6.08		134,717	6.31		1
Total earning assets	192,366	5.46		190,920	5.59		193,106	5.60		1		—		190,744	5.52		192,818	5.74		-1
Goodwill	8,465			8,465			8,465			—		—		8,465			8,465			—
Core deposit and other intangible assets	69			79			100			-12		-31		82			120			-32
Other assets	11,991			11,589			10,182			3		18		11,354			9,817			16
Total assets	$212,891			$211,053			$211,853			1%	%	— %	%	$210,645			$211,220			— %	%

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits
Savings and interest-checking deposits	$107,287	2.04%	%	$104,660	2.23%	%	$102,127	2.44%	%	3%	%	5%	%	$104,385	2.17%	%	$97,824	2.57%	%	7%	%
Time deposits	13,586	3.18		13,990	3.38		15,958	3.95		-3		-15		14,020	3.39		18,339	4.26		-24
Total interest-bearing deposits	120,873	2.17		118,650	2.36		118,085	2.64		2		2		118,405	2.32		116,163	2.84		2
Short-term borrowings	2,064	4.21		2,844	4.50		2,563	4.93		-27		-19		2,774	4.45		4,440	5.45		-38
Long-term borrowings	12,555	5.51		12,789	5.59		11,665	5.57		-2		8		11,897	5.61		11,083	5.76		7
Total interest-bearing liabilities	135,492	2.51		134,283	2.71		132,313	2.94		1		2		133,076	2.66		131,686	3.17		1
Noninterest-bearing deposits	44,184			44,056			46,554			—		-5		44,702			47,260			-5
Other liabilities	4,245			4,131			4,279			3		-1		4,063			4,222			-4
Total liabilities	183,921			182,470			183,146			1		—		181,841			183,168			-1
Shareholders' equity	28,970			28,583			28,707			1		1		28,804			28,052			3
Total liabilities and shareholders' equity	$212,891			$211,053			$211,853			1%	%	— %	%	$210,645			$211,220			— %	%
Net interest spread		2.95			2.88			2.66							2.86			2.57
Contribution of interest-free funds		.74			.80			.92							.81			1.01
Net interest margin		3.69%	%		3.68%	%		3.58%	%						3.67%	%		3.58%	%

(1) Yields on investment securities for the year ended December 31, 2025 reflect $18 million of lower taxable-equivalent interest income resulting from an alignment of amortization periods for certain municipal bonds obtained from the acquisition of People’s United Financial, Inc.

Fourth Quarter 2025 Results
Reconciliation of Quarterly GAAP to Non-GAAP Measures

	Three Months Ended				Year Ended
	December 31,				December 31,
	2025		2024		2025		2024
(Dollars in millions, except per share)
Income statement data
Net income
Net income	$759		$681		$2,851		$2,588
Amortization of core deposit and other intangible assets (1)	8		10		32		42
Net operating income	$767		$691		$2,883		$2,630
Earnings per common share
Diluted earnings per common share	$4.67		$3.86		$17.00		$14.64
Amortization of core deposit and other intangible assets (1)	.05		.06		.20		.24
Diluted net operating earnings per common share	$4.72		$3.92		$17.20		$14.88
Other expense
Other expense	$1,379		$1,363		$5,493		$5,359
Amortization of core deposit and other intangible assets	(10)		(13)		(42)		(53)
Noninterest operating expense	$1,369		$1,350		$5,451		$5,306
Efficiency ratio
Noninterest operating expense (numerator)	$1,369		$1,350		$5,451		$5,306
Taxable-equivalent net interest income	$1,790		$1,740		$6,992		$6,902
Other income	696		657		2,742		2,427
Less: Gain (loss) on bank investment securities	1		18		2		10
Denominator	$2,485		$2,379		$9,732		$9,319
Efficiency ratio	55.1%	%	56.8%	%	56.0%	%	56.9%	%
Balance sheet data
Average assets
Average assets	$212,891		$211,853		$210,645		$211,220
Goodwill	(8,465)		(8,465)		(8,465)		(8,465)
Core deposit and other intangible assets	(69)		(100)		(82)		(120)
Deferred taxes	22		29		24		33
Average tangible assets	$204,379		$203,317		$202,122		$202,668
Average common equity
Average total equity	$28,970		$28,707		$28,804		$28,052
Preferred stock	(2,691)		(2,394)		(2,468)		(2,344)
Average common equity	26,279		26,313		26,336		25,708
Goodwill	(8,465)		(8,465)		(8,465)		(8,465)
Core deposit and other intangible assets	(69)		(100)		(82)		(120)
Deferred taxes	22		29		24		33
Average tangible common equity	$17,767		$17,777		$17,813		$17,156
At end of quarter
Total assets
Total assets	$213,510		$208,105
Goodwill	(8,465)		(8,465)
Core deposit and other intangible assets	(64)		(94)
Deferred taxes	20		28
Total tangible assets	$205,001		$199,574
Total common equity
Total equity	$29,177		$29,027
Preferred stock	(2,834)		(2,394)
Common equity	26,343		26,633
Goodwill	(8,465)		(8,465)
Core deposit and other intangible assets	(64)		(94)
Deferred taxes	20		28
Total tangible common equity	$17,834		$18,102

(1) After any related tax effect.

Fourth Quarter 2025 Results
Reconciliation of Quarterly GAAP to Non-GAAP Measures, Five Quarter Trend

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2025	2025	2025	2025	2024
(Dollars in millions, except per share)
Income statement data
Net income
Net income	$759	$792	$716	$584	$681
Amortization of core deposit and other intangible assets (1)	8	6	8	10	10
Net operating income	$767	$798	$724	$594	$691
Earnings per common share
Diluted earnings per common share	$4.67	$4.82	$4.24	$3.32	$3.86
Amortization of core deposit and other intangible assets (1)	.05	.05	.04	.06	.06
Diluted net operating earnings per common share	$4.72	$4.87	$4.28	$3.38	$3.92
Other expense
Other expense	$1,379	$1,363	$1,336	$1,415	$1,363
Amortization of core deposit and other intangible assets	(10)	(10)	(9)	(13)	(13)
Noninterest operating expense	$1,369	$1,353	$1,327	$1,402	$1,350
Efficiency ratio
Noninterest operating expense (numerator)	$1,369	$1,353	$1,327	$1,402	$1,350
Taxable-equivalent net interest income	$1,790	$1,773	$1,722	$1,707	$1,740
Other income	696	752	683	611	657
Less: Gain (loss) on bank investment securities	1	1	—	—	18
Denominator	$2,485	$2,524	$2,405	$2,318	$2,379
Efficiency ratio	55.1% %	53.6% %	55.2% %	60.5% %	56.8% %
Balance sheet data
Average assets
Average assets	$212,891	$211,053	$210,261	$208,321	$211,853
Goodwill	(8,465)	(8,465)	(8,465)	(8,465)	(8,465)
Core deposit and other intangible assets	(69)	(79)	(89)	(92)	(100)
Deferred taxes	22	24	26	27	29
Average tangible assets	$204,379	$202,533	$201,733	$199,791	$203,317
Average common equity
Average total equity	$28,970	$28,583	$28,666	$28,998	$28,707
Preferred stock	(2,691)	(2,394)	(2,394)	(2,394)	(2,394)
Average common equity	26,279	26,189	26,272	26,604	26,313
Goodwill	(8,465)	(8,465)	(8,465)	(8,465)	(8,465)
Core deposit and other intangible assets	(69)	(79)	(89)	(92)	(100)
Deferred taxes	22	24	26	27	29
Average tangible common equity	$17,767	$17,669	$17,744	$18,074	$17,777
At end of quarter
Total assets
Total assets	$213,510	$211,277	$211,584	$210,321	$208,105
Goodwill	(8,465)	(8,465)	(8,465)	(8,465)	(8,465)
Core deposit and other intangible assets	(64)	(74)	(84)	(93)	(94)
Deferred taxes	20	23	25	26	28
Total tangible assets	$205,001	$202,761	$203,060	$201,789	$199,574
Total common equity
Total equity	$29,177	$28,728	$28,525	$28,991	$29,027
Preferred stock	(2,834)	(2,394)	(2,394)	(2,394)	(2,394)
Common equity	26,343	26,334	26,131	26,597	26,633
Goodwill	(8,465)	(8,465)	(8,465)	(8,465)	(8,465)
Core deposit and other intangible assets	(64)	(74)	(84)	(93)	(94)
Deferred taxes	20	23	25	26	28
Total tangible common equity	$17,834	$17,818	$17,607	$18,065	$18,102

(1) After any related tax effect.